UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2011 (January 27, 2011)

Date of Report (Date of earliest event reported)

CONVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34707	74-2935609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11501 Domain Drive, Suite 200, Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

(512) 652-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2011, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Convio, Inc. (the “Company”) granted both nonstatutory stock options to purchase the Company’s common stock and restricted stock units to certain of its officers, including its principal executive officer, principal financial officer and other named executive officers as follows:

Named Executive Officer	Title	Options to Purchase Common Stock	Restricted Stock Units

Gene Austin	Chief Executive Officer & President	100,000	15,500
James R. Offerdahl	Chief Financial Officer & Vice President of Administration	35,000	5,500
Vinay K. Bhagat	Chief Strategy Officer	33,000	5,500
Sara E. Spivey	Chief Marketing Officer	18,000	3,000
Randall N. Potts	Vice President of Sales	14,000	2,500

Each of the options issued to the above executive officers vests with respect to 25% of the shares on January 27, 2012, with the remaining 75% vesting monthly in equal installments over the following three years, such that the option is fully vested on January 27, 2015.  Each of the restricted stock units issued to the above executive officers vests with respect to 25% of the shares on January 27, 2012, with the remaining 75% vesting annually in equal installments over the following three years, such that the restricted stock units are fully vested on January 27, 2015.  The options and restricted stock units will also become fully vested in the event the executive officer is terminated without cause or resigns with good reason within 12 months following a change in control of the Company.

The options are exercisable at $9.00 per share, the closing price of the Company’s common shares on the NASDAQ Global Market on the date of grant. The option grants were made under the Amended and Restated Convio, Inc. 2009 Stock Incentive Plan (the “Plan”) pursuant to the form of option grant that is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The restricted stock unit grants were made under the Plan pursuant to a new form of restricted stock units notice and agreement adopted by the Company, which are attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Form of Nonstatutory Stock Option Notice (Double Trigger)

10.2	Form of Restricted Stock Unit Notice (Double Trigger) and Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011	By:	/s/ JAMES R. OFFERDAHL
James R. Offerdahl Chief Financial Officer and Vice President of Administration (Principal Financial and Accounting Officer)

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